                                                                    EXHIBIT 10.1

                               NINTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This Ninth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of May 12, 1999 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 24, 1998, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of November 19, 1998, that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of March 9, 1999 and that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999 (as so amended, the "Credit Agreement").

                  B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

                  NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                  Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                  Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         a. The second sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "During the period from and after May 12, 1999 until the Borrowing Base is redetermined in accordance with this Section (or otherwise automatically reduced under Section 2.04(g)) the amount of the Borrowing Base shall be $35,247,000."

         b. Section 2.04(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(g) In addition to the Borrowing Base redeterminations under
         Section 2.04(d), on each Scheduled Loan Paydown Date set forth in
         Section 2.07(b) the Borrowing Base then in effect shall be reduced by an amount equal to the Scheduled Paydown Amount due and payable on such Scheduled Loan Paydown Date under Section 2.07(b); provided, however if prior to each Scheduled Loan Paydown Date all or a portion of the Scheduled Paydown Amount due and payable on such Scheduled Loan Paydown Date is prepaid, then (i) the Borrowing Base shall be reduced by the amount of such prepayment on the date of such prepayment and (ii) the Borrowing Base shall be reduced by an amount equal to the outstanding portion of the Scheduled Paydown Amount due and payable on such Scheduled Loan Paydown Date. "

         c. Section 2.07(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) On each of the dates set forth below (each a "Scheduled Loan Paydown Date") the Borrower shall repay the Loans comprising part of the same Borrowing in whole or ratably in part in an amount equal to the "Scheduled Paydown Amount" set forth opposite such Scheduled Loan Paydown Date:

      Scheduled Loan              Scheduled
       Paydown Date            Paydown Amount
       ------------            --------------
     June 1, 1999                 $10,247,000
     July 31, 1999                   $750,000
     August 15, 1999               $2,500,000
     August 31, 1999                 $750,000

         d. Section 2.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 2.09. Optional Prepayments. (a) The Borrower may, from time to time on any Business Day, upon notice to the Agent stating the proposed date and aggregate principal amount thereof, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Base Rate Loans (without premium or penalty) comprising part of the same Borrowing in whole or ratably in part. The Borrower may from time to time upon at least three Business Days' notice to the Agent stating the proposed date and the aggregate principal amount thereof, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Eurodollar Rate Loans comprising part of the same Borrowing in whole or ratably in part. So long as any of the payments on the Loans required under Section 2.07(b) shall remain outstanding, any such prepayment by the Borrower shall be applied to the payments required under Section 2.07(b) in the order of their maturity."

         e. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.07. Sales of Properties. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, assign, farm-out, lease or otherwise transfer or dispose of any Properties other than (a) sales of Hydrocarbon production in the ordinary course of business and sales of obsolete or worn-out equipment in the ordinary course of business, (b) sales or transfers of Properties by any of the Borrower's wholly-owned Subsidiaries to the Borrower or any such other wholly-owned Subsidiary and (c) the sale of the Costilla Divestiture Properties; provided that with respect to any such sale of Costilla Divestiture Properties (i) the sale is consummated on or before June 1, 1999, (ii) no Default exists at the time such sale is consummated,
         (iii) the cash sales proceeds received by the Borrower for each group of Costilla Divestiture Properties is not less than the Minimum Sales Price for such group of Costilla Divestiture Properties as set forth on
         Schedule 6.07, (iv) at least 60% of the sales proceeds from such sale is applied to partially repay the Loans and (v) the remaining sales proceeds are applied by the Borrower toward the payment of (y) existing Indebtedness and obligations of the Borrower and/or (z) the costs and expenses of operating, maintaining and developing its Oil and Gas Properties."

         f. The following defined terms are hereby added to Annex A to the Credit Agreement in their appropriate alphabetical order:

                  ""Bone Pile Field" means the wells described on Exhibit A-1 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Chappell Lease" means the wells described on Exhibit A-2 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Circle Ridge Field" means the wells described on Exhibit A-3 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Costilla Divestiture Properties" means the Bone Pile Field, Chappell Lease, Circle Ridge Field, Davan Unit, Hillbolt Gas Unit #1, Johnson E and F Leases, Natural Buttes Field, Susan Peak Field, and World Field.

                  "Davan Unit" means the wells described on Exhibit A-4 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Hillboldt Gas Unit #1" means the wells described on Exhibit A-5 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Johnson E and F Leases" means the wells described on Exhibit A-6 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Minimum Sales Price" means, with respect to each group of Costilla Divestiture Properties, the minimum sales price set forth opposite such group of Costilla Divestiture Properties on Schedule 6.07 attached hereto.

                  "Natural Buttes Field" means the wells described on Exhibit A-7 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Susan Peak Field" means the wells described on Exhibit A-8 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.


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

                  "World Field" means the wells described on Exhibit A-9 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

         g. The Credit Agreement is further amended by adding the Exhibits A-1 through A-9 and Schedule 6.07 attached to this Amendment as Exhibits A-1 through A-9 and Schedule 6.07 to the Credit Agreement.

                  Section 3. Limited Waiver of Credit Agreement. The Bank Group hereby waives compliance by the Borrower with Sections 9(a) and 9(b) of the Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999 until June 1, 1999. The foregoing waiver is limited to the above described matters and time period and shall not be construed as a waiver of any provision of the Credit Agreement or any other Loan Document with respect to any other matter or as a waiver of any other current or future Default or Event of Default under the Credit Agreement. The Bank Group reserves the right to exercise any rights or remedies with respect to any other such current or future Default or Event of Default under the Credit Agreement.

                  Section 4. Limitations of Amendments. THE AMENDMENTS TO THE CREDIT AGREEMENT SET FORTH HEREIN SHALL NOT (A) ESTABLISH A COURSE OF DEALING BETWEEN THE BORROWER AND THE BANK GROUP, (B) BE CONSIDERED A NORMAL AND CUSTOMARY PRACTICE BY ANY MEMBER OF THE BANK GROUP, OR (C) OBLIGATE ANY BANK TO AGREE TO ANY OTHER AMENDMENT IN THE FUTURE FOR ANY PURPOSE. THE BORROWER FURTHER ACKNOWLEDGES THAT THE AMENDMENTS SET FORTH HEREIN ARE AN ACCOMMODATION TO THE BORROWER, MADE AT ITS REQUEST, AND THAT NO SIMILAR ACCOMMODATION IS PRESENTLY CONTEMPLATED OR CAN BE EXPECTED IN THE FUTURE.

                  Section 5. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                  Section 6. Effectiveness. This Amendment shall become effective in accordance with the terms of the Credit Agreement.

                  Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                  Section 8. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 9. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.


                                       COSTILLA ENERGY, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANKERS TRUST COMPANY,
                                            as Agent and Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.,
                                           as Co-Agent and Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DEN NORSKE BANK ASA,
                                           as Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       WELLS FARGO BANK (TEXAS), N.A.,
                                           as Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  SCHEDULE 6.07

                         COSTILLA DIVESTITURE PROPERTIES


GROUP                                     MINIMUM SALES PRICE
-----                                     -------------------
Bone Pile Field                             $      249,300
Chappell Lease                              $      132,300
Circle Ridge Field                          $      657,900
Davan Unit                                  $      585,000
Hillboldt Gas Unit #1                       $       63,000
Johnson E and F Lease                       $       20,700
Natural Buttes Field                        $    1,462,500
Susan Peak Field                            $      856,800
World Field                                 $    5,940,000